UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-23739

Exact name of registrant as specified in charter:	PGIM Private Real Estate Fund, Inc.

Address of principal executive offices:	655 Broad Street, 6th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 6th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	12/31/2022

Date of reporting period:	12/31/2022

The Registrant is filing this amendment to its Form N-CSR for the fiscal year ended December 31, 2022, originally filed with the Securities and Exchange Commission on March 7, 2023 (the “Report”). The purpose of this amendment is to include the audited financial statements relating to one of the Registrant’s significant subsidiaries – PPREF/Stiles Monarch TC Holdings, LLC – as of and for the year ended December 31, 2022, and updated certifications, attached as Exhibit 99. Apart from the inclusion of audited financial statements relating to the Registrant’s significant subsidiaries, this amendment does not amend, update or change any other items or disclosures found in the Report, and the Report, including Items 1 through 12 thereof, is hereby incorporated by reference. Item 13 thereof is updated hereby to include updated certifications. This Amendment should be read in conjunction with the Report.

PPREF/STILES MONARCH TC HOLDINGS, LLC AND SUBSIDIARY

CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIOD FROM OCTOBER 28, 2022

(COMMENCEMENT OF OPERATIONS)

THROUGH DECEMBER 31, 2022

PPREF/STILES MONARCH TC HOLDINGS, LLC AND SUSIDIARY

INDEPENDENT AUDITORS’ REPORT

To the Members of

PPREF/Stiles Monarch TC Holdings, LLC

Opinion

We have audited the consolidated financial statements of PPREF/Stiles Monarch TC Holdings LLC, and Subsidiary (the “Company”), which comprise the consolidated balance sheet, as of December 31, 2022, and the related consolidated statements of income, changes in members’ equity, and cash flows for the period from October 28, 2022 (commencement of operations) through December 31, 2022, and the related notes to the consolidated financial statements.

In our opinion, the accompanying consolidated financial statements present fairly, in all material respects, the consolidated financial position of the Company as of December 31, 2022 and the consolidated results of its operations, and its cash flows for the period from October 28, 2022 (commencement of operations) through December 31, 2022 in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern within one year after the date that the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.
•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

New York, NY

May 17, 2023

PPREF/STILES MONARCH TC HOLDINGS LLC AND SUBSIDIARY

CONSOLIDATED BALANCE SHEET

DECEMBER 31, 2022

Assets

Rental Property - at fair value (Cost: $61,509,519)	$61,509,519
Cash	234,993
Accounts receivable	388,370
Prepaid expenses and other assets	8,019

Total Assets		$62,140,901

Liabilities and Members’ Equity

Liabilities
Mortgage loan payable, net	$32,868,059
Accounts payable and accrued expenses	1,349,936
Accrued interest	137,024
Prepaid rent	80,147
Tenant security deposits payable	125,308

Total Liabilities		$34,560,474

Commitments and Contingencies

Members’ Equity		27,580,427

Total Liabilities and Members’ Equity		$62,140,901

The accompanying notes are an integral part of these consolidated financial statements.

PPREF/STILES MONARCH TC HOLDINGS LLC AND SUBSIDIARY

CONSOLIDATED STATEMENT OF INCOME

FOR THE PERIOD FROM OCTOBER 28, 2022

(COMMENCEMENT OF OPERATIONS)

THROUGH DECEMBER 31, 2022

Revenues
Rental income	$851,537

Total Revenues		$851,537

Expenses
Real estate taxes	100,992
Insurance	48,254
Repairs and maintenance	38,736
General and administrative	12,176
Utilities	14,947
Management fees	10,809
Interest	302,722

Total Expenses		528,636

Net Income		$322,901

The accompanying notes are an integral part of these consolidated financial statements.

PPREF/STILES MONARCH TC HOLDINGS LLC AND SUBSIDIARY

CONSOLIDATED STATEMENT OF CHANGES IN MEMBERS’ EQUITY

FOR THE PERIOD FROM OCTOBER 28, 2022

(COMMENCEMENT OF OPERATIONS)

THROUGH DECEMBER 31, 2022

	PPREF Monarch Investor, LLC	SC Monarch, LLC	Total
Balance - October 28, 2022
(commencement of operations)	$—	$—	$—

Contributions	26,848,663	408,863	27,257,526

Net income	318,057	4,844	322,901

Balance - December 31, 2022	$27,166,720	$413,707	$27,580,427

The accompanying notes are an integral part of these consolidated financial statements.

PPREF/STILES MONARCH TC HOLDINGS LLC AND SUBSIDIARY

CONSOLIDATED STATEMENT OF CASH FLOWS

FOR THE PERIOD FROM OCTOBER 28, 2022

(COMMENCEMENT OF OPERATIONS)

THROUGH DECEMBER 31, 2022

Cash Flows From Operating Activities
Net income	$322,901
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization of debt issuance costs	15,413
Changes in operating assets and liabilities:
Accounts receivable	(388,370)
Prepaid expenses and other assets	(8,019)
Accounts payable and accrued expenses	56,396
Accrued interest	137,024
Prepaid rent	80,147
Tenant security deposits	125,308

Net Cash Provided by Operating Activities		$340,800

Cash Flows From Investing Activities
Acquisition of rental real estate	(60,136,815)
Additions to rental real estate	(79,164)

Net Cash Used in Investing Activities		(60,215,979)

Cash Flows From Financing Activities
Proceeds from mortgage loan payable	33,500,000
Debt issuance costs paid	(647,354)
Contributions from members	27,257,526

Net Cash Provided by Financing Activities		60,110,172

Net Change in Cash		234,993

Cash - Beginning		—

Cash - Ending		$234,993

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest		$150,285

Supplemental Disclosure of Non-Cash Investing Activities
Acquisition of rental real estate		$1,293,540

The accompanying notes are an integral part of these consolidated financial statements.

PPREF/STILES MONARCH TC HOLDINGS, LLC AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIOD FROM OCTOBER 28, 2022

(COMMENCEMENT OF OPERATIONS)

THROUGH DECEMBER 31, 2022

NOTE 1 - ORGANIZATION AND DESCRIPTION OF BUSINESS

PPREF/Stiles Monarch TC Holdings, LLC (“Monarch Holdings”), a Delaware limited liability company, is governed by an operating agreement dated October 28, 2022 (the “JV Agreement”) between PPREF Monarch Investor, LLC (“PGIM”) with 98.5% interest and SC Monarch, LLC (“Stiles “) with 1.50% interest (collectively, the “Members”). PGIM is the managing member.

Monarch Holdings, and its wholly owned subsidiary, Monarch Town Center Owner, LLC (“Monarch Owner”), collectively, the “Company” , were formed for the purpose of acquiring, owning, leasing, managing and operating a shopping center located in Miramar Florida (the “Property”).

The Company acquired the Property on October 28, 2022, for $61,544,000, excluding acquisition costs. The Property consists of a grocery anchored retail shopping center containing approximately 145,000 square feet of rentable area combined within three buildings.

The Company shall have perpetual existence, unless sooner dissolved pursuant to the JV Agreement.

Distribution of cash, profits and losses are to be allocated among the members in accordance with the JV Agreement.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF CONSOLIDATION

The accompanying consolidated financial statements include the accounts of Monarch Holdings and its wholly owned subsidiary, Monarch Owner. All significant intercompany accounts and transactions have been eliminated in consolidation.

BASIS OF ACCOUNTING

The accompanying consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for entities that report rental properties at fair value.

PPREF/STILES MONARCH TC HOLDINGS, LLC AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIOD FROM OCTOBER 28, 2022

(COMMENCEMENT OF OPERATIONS)

THROUGH DECEMBER 31, 2022

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

RENTAL PROPERTY

The rental property is comprised of land, building and building improvements, tenant improvements, acquisition costs and leasing commissions. The Company records the rental property at fair value. The initial cost basis of the Company’s rental property represents the purchase price of the Property, including direct acquisition costs. The cost basis of the rental property is subsequently adjusted for development costs, improvements and other tenant related costs. Ordinary repairs and maintenance and subsequent replacements of operating supplies and equipment are expensed as incurred.

The Company does not record depreciation and amortization of the rental property. Any difference between cost and fair value is reported as a change in unrealized appreciation or depreciation of the rental property.

CONCENTRATION OF CREDIT RISK

The Company generally maintains cash balances in financial institutions that may, from time to time, exceed the federally insured limits. The Company mitigates this risk by depositing funds in major financial institutions.

ACCOUNTS RECEIVABLE

The Company periodically evaluates the collectability of amounts due from tenants and elected an accounting policy to record a general reserve under ASC 450, Contingencies, for tenant receivables that are probable of collection and to record the reserve as bad debt expense. The Company provides for an allowance for doubtful accounts determined principally on the basis of historical experience. Subsequently, tenant receivables balances that are determined to be not collectible are removed from the general reserve and are written off with an adjustment to rental revenue net of the general reserve attributable to the lease. The Company exercises judgment in assessing the probability of collection and consider payment history and current credit status in making this determination. At December 31, 2022, no allowance has been recorded as the Company considers collection of all receivables highly probable.

DEBT ISSUANCE COSTS

Debt issuance costs were incurred in connection with obtaining the mortgage loan payable. These costs are recorded as a direct deduction of the related debt obligation and are being amortized on a straight-line basis over the term of the related debt which approximates the effective interest rate method. Such amortization is included in interest expense in the accompanying consolidated statement of income.

PPREF/STILES MONARCH TC HOLDINGS, LLC AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIOD FROM OCTOBER 28, 2022

(COMMENCEMENT OF OPERATIONS)

THROUGH DECEMBER 31, 2022

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

REVENUE RECOGNITION

The Company recognizes base rental income based on the contractual rents due under the terms of the related leases. Revenue recognition commences from lease agreements at the date the leased premises is ready for its intended use by the tenant and the tenant takes possession, or controls the physical use of the leased premise. The Company also receives reimbursements from tenants for certain costs as provided in the lease agreements. These costs include real estate taxes, utilities, insurance, common area maintenance and other recoverable costs, and are considered variable lease payments. The Company recognizes such reimbursement of expenses by tenants as revenue when earned and the amounts can be reasonably estimated.

The Company has elected to combine the non-lease components with the lease components of the Company’s operating lease agreements and account for them as a single lease component in accordance with ASC 842 – Leases.

USE OF ESTIMATES

The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The most significant estimates relate to the valuation of rental property.

INCOME TAXES

No provision for income taxes is necessary in the consolidated financial statements of the Company because limited liabilities companies are generally not subject to income tax at the entity level. Each member is responsible for reporting their allocable share of the Company’s income, gains, losses, deductions, and credits in their individual tax return.

The Company’s tax returns are subject to examination by federal and state taxing authorities. Because many types of transactions are susceptible to varying interpretations under federal and state income tax laws and regulations, the amounts reported in the accompanying financial statements may be subject to change upon final determination by the respective taxing authority.

PPREF/STILES MONARCH TC HOLDINGS, LLC AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIOD FROM OCTOBER 28, 2022

(COMMENCEMENT OF OPERATIONS)

THROUGH DECEMBER 31, 2022

NOTE 3 - RENTAL PROPERTY

The Company’s rental property as of December 31, 2022 consists of the following:

Rental property, at cost	$ 61,509,519
Cumulative Unrealized Appreciation (Depreciation)	—

Ending – December 31,2022	$ 61,509,519

The Property is leased to tenants under operating leases that expire at varying times through 2040. As of December 31, 2022, the Property was approximately 97% leased .

The components of rental income are as follows:

Fixed lease payments	$638,728
Variable lease payments	212,809

Total lease payments	$851,537

Approximately 62% of the total rentable square feet was leased to three tenants who contributed to approximately 59% of the total base rents. As of December 31, 2022, two of these tenants accounted for approximately 70% of the tenant receivable balance included in the consolidated balance sheet.

Expected future minimum rents per non-cancellable leases in effect at December 31, 2022 are approximately as follows:

For the year ending December 31,	Amount
2023	$3,217,000
2024	3,465,000
2025	3,480,000
2026	3,501,000
2027	3,559,000
Thereafter	23,784,000

$41,006,000

Approximately 60% of the future minimum rents is due from the three tenants. In addition to the base rents above, expense reimbursements are billed to the tenants based on annual estimates of operating expenses.

PPREF/STILES MONARCH TC HOLDINGS, LLC AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIOD FROM OCTOBER 28, 2022

(COMMENCEMENT OF OPERATIONS)

THROUGH DECEMBER 31, 2022

NOTE 4 - FAIR VALUE MEASUREMENT

The Company measures fair value in accordance with Financial Accounting Standards Board ASC 820 (“FASB ASC 820”), which establishes a fair value measurement framework, provides a single definition of fair value, and requires expanded disclosure summarizing fair value measurements. FASB ASC 820 emphasizes that fair value is a market-based measurement, not an entity-specific measurement. Therefore, a fair value measurement should be determined based on the assumptions that market participants would use in pricing an asset or liability.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants, in the principal or most advantageous market considering the highest and best use of an asset or non-performance risk related to a liability, at the measurement date.

FASB ASC 820 establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable input be used when available. Observable inputs are inputs that the market participants would use in pricing the asset or liability developed based on market data obtained from independent sources. Unobservable inputs are inputs that reflect the Company’s assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The hierarchy is measured in three levels based on the reliability of inputs:

•

Level I - Valuations based on quoted prices in active markets for identical assets or liabilities that a company has the ability to access. Valuation adjustment and block discounts are not applied to Level I instruments.

•

Level II - Valuations based on quoted prices in less active, dealer or broker markets. Fair values are primarily obtained from third party pricing services for identical or comparable assets or liabilities.

•

Level III - Valuations derived from other valuation methodologies, including pricing models, discounted cash flow models and similar techniques, and not based on market, exchange, dealer, or broker-traded transactions. Level III valuations incorporate certain assumptions and projections that are not observable in the market and significant professional judgment in determining the fair value assigned to such assets or liabilities.

In instances where the determination of the fair value measurement is based on inputs from different levels of the fair value hierarchy, the level in the fair value hierarchy within which the entire fair value measurement falls is based on the lowest level input that is significant to the fair value measurement in its entirety.

PPREF/STILES MONARCH TC HOLDINGS, LLC AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIOD FROM OCTOBER 28, 2022

(COMMENCEMENT OF OPERATIONS)

THROUGH DECEMBER 31, 2022

NOTE 4 - FAIR VALUE MEASUREMENT (CONTINUED)

Refer to Note 2, for discussion of valuation methodology. The following table present the Company’s assets measured at fair value on a recurring basis as of December 31, 2022:

	Fair Value as of December 31, 2022
	Cost Balance	Amounts Measured at Fair Value	Level I	Level II	Level III

Rental Property	$61,509,519	$61,509,519	$—	$—	$61,509,519

Total	$61,509,519	$61,509,519	$—	$—	$61,509,519

The following is a reconciliation of the beginning and ending balances for rental property measured at fair value on a recurring basis using significant unobservable inputs (Level III) during the year ended December 31, 2022:

Beginning – October 28, 2022 (commencement of operations)	$—

Property acquisition	61,430,355
Additions – capital expenditures	79,164
Change in unrealized appreciation	—

Balance – December 31, 2022	$61,509,519

The Company capitalizes all direct third-party costs that are related to the acquisition of rental property as a part of the original investment cost. At December 31, 2022, since the rental property was acquired during the 4th quarter of 2022, and no significant market changes occurred since then, the rental property was valued by management using the original investment cost plus additions/improvements, which approximated fair value.

Management has exercised their professional judgment in determining the valuation and estimates contained in the financial statements. The application of the foregoing method for estimating fair value represents management’s best judgment based upon its evaluation of the current and future economic and market conditions. Because of the inherent uncertainty of real estate valuations related to assumptions regarding highest and best use, capitalization rates, the availability of capital, market participants, occupancy rates, rental rates, interest and inflation rates, and other factors, the estimated fair values reflected in the financial statements will differ from values that would be determined by negotiation between independent parties in sales transactions and the difference could be material.

PPREF/STILES MONARCH TC HOLDINGS, LLC AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIOD FROM OCTOBER 28, 2022

(COMMENCEMENT OF OPERATIONS)

THROUGH DECEMBER 31, 2022

NOTE 5 - MORTGAGE LOAN PAYABLE, NET

At acquisition, the Company entered into a mortgage loan agreement (“Mortgage Loan”) for financing of $33,500,000 with a financial institution (the “Lender”) requiring interest only payments through the maturity date of October 28, 2029, at which point, the entire principal balance plus accrued but unpaid interest shall become due and payable. The Mortgage Loan has a fixed interest rate of 4.75% per annum. For the period from October 28, 2022 (commencement of operations) through December 31, 2022, interest expense incurred amounted to $287,309.

As of December 31, 2022, the total outstanding balance of the Mortgage Loan was $33,500,000. The Mortgage Loan is collateralized by the Property and guaranteed, with certain customary non-recourse carve-out guarantees, by an affiliate of PGIM.

Mortgage Loan payable consists of the following at December 31,2022:

Principal balance	$33,500,000
Less: unamortized debt issuance costs	631,941

Mortgage loan payable, net	$32,868,059

The Company is required to maintain a minimum debt service coverage ratio (“DSCR”) of at least 1.20:1.00 beginning the fiscal year end results of December 31, 2022. In the event the DSCR falls below the above-mentioned ratio, the Company is obligated to follow requirements as set forth in the loan agreement. As of December 31, 2022, the Company is in compliance with the DSCR requirement.

NOTE 6 - RELATED PARTY TRANSACTIONS

PROPERTY MANAGEMENT AGREEMENT

The Company entered into a property management agreement with Stiles Property Management LLC (“Manager”) , an affiliate of Stiles, to manage operation of the Property. The initial term is for one year, thereafter, the agreement will renew automatically for successive periods of one year, unless terminated by written notice pursuant to the agreement. The Manager is entitled to a fee based on 3% of gross monthly collected receipts, as defined in the agreement. For the period from October 28, 2022 (commencement of operations) through December 31, 2022, management fees amounted to $10,809 of which $10,193 is unpaid at December 31, 2022.

PPREF/STILES MONARCH TC HOLDINGS, LLC AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIOD FROM OCTOBER 28, 2022

(COMMENCEMENT OF OPERATIONS)

THROUGH DECEMBER 31, 2022

NOTE 6 - RELATED PARTY TRANSACTIONS (CONTINUED)

PROPERTY MANAGEMENT AGREEMENT (CONTINUED)

The Company may also utilize the Manager to perform construction services for the Property. The Manager is entitled to a construction management fee ranging from 3% to 5% of construction costs, defined in the agreement. For the period from October 28, 2022 (commencement of operations) through December 31, 2022, no construction management fees were earned or paid.

LEASING AGREEMENT

The Company entered into a leasing agreement with an affiliate of Stiles to pay a leasing fee ranging from 2% to 4% of the lease amount with a term of up to ten years and not including renewals. The agreement has a term of one year and automatically renews every year thereafter, unless terminated. For the period from October 28, 2022 (commencement of operations) through December 31, 2022, leasing commissions earned amounted to approximately $196,000, of which approximately $49,000 is unpaid at December 31, 2022.

ACQUISITION FEE

In connection with the acquisition of the Property, the Company paid an acquisition fee to an affiliate of Stiles in the amount of $200,000 which was capitalized in the cost of the rental property.

NOTE 7 - COMMITMENTS AND CONTINGENCIES

TENANT ALLOWANCE AND LEASING COMMISSIONS

At acquisition of the Property, on October 28, 2022 (“Closing”), the Company received a credit from the seller in the amount of approximately $1.3 million to assume the obligation to fund certain unpaid contractual future tenant improvements and leasing commissions. At December 31, 2023, the balance of this commitment was approximately $1.2 million.

Further, to address build-out costs associated with leasing certain vacant units at the Property (“Vacant Spaces”), the Company received a credit in the amount of $587,3750 which was applied against the purchase price.

PPREF/STILES MONARCH TC HOLDINGS, LLC AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIOD FROM OCTOBER 28, 2022

(COMMENCEMENT OF OPERATIONS)

THROUGH DECEMBER 31, 2022

NOTE 7 - COMMITMENTS AND CONTINGENCIES (CONTINUED)

ESCROW HOLDBACK

At Closing, the Vacant Spaces have been master leased by the seller and the escrow agent withheld from the seller’s proceeds approximately $1.3 million ( “Master Lease Holdback Amount”) to pay for (i) twenty-four (24) months of base rents and expense reimbursements for the Vacant Spaces, (ii) leasing commissions for the Vacant Spaces and, (iii) rental payments due on any other leased space from the date of Closing until the date the applicable tenant is obligated to begin making full rental payments.

On the first day of each calendar month following the month of the Closing, the escrow agent shall release to the Company an amount equal to one-twenty-fourth (1/24) of the Master Lease Holdback Amount, which the Company under the lease would otherwise have received had all or portions of the Vacant Spaces been leased, and rent had commenced. As each Vacant Space is leased and rental payments commence, an amount equal to the leasing commissions for such space shall be released to the Company and any remainder of the Master Lease Holdback Amount applicable to such leased space will be released to seller.

For the period from October 28, 2022 through December 31, 2022, approximately $232,000 was disbursed to the Company for rental payments due under the above agreement. As of December 31, 2022, the balance of the Master Lease Holdback Amount held at the escrow agent was approximately $1.1 million.

PARALLEL JOINT VENTURE

PGIM has the unilateral right to require the Company to contribute, assign, or sell all or a portion of the Property to a parallel joint venture entity, lease all or a portion of the Property to a parallel joint venture entity, or enter into a services agreement with a parallel joint venture entity which may include amendments to the operating agreement, management or leasing agreements and cash flow distributions of the Company.

ENVIRONMENTAL

Like other companies in the commercial real estate industry, the Company is subject to numerous federal, state, and local environmental laws and regulations. The Company is not aware of any environmental conditions at the Property or material costs of complying with environmental or governmental regulations that could have a material adverse effect on the Company’s financial position, results of operations or cash flows.

PPREF/STILES MONARCH TC HOLDINGS, LLC AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIOD FROM OCTOBER 28, 2022

(COMMENCEMENT OF OPERATIONS)

THROUGH DECEMBER 31, 2022

NOTE 7 - COMMITMENTS AND CONTINGENCIES (CONTINUED)

LITIGATION

The Company is not aware of any litigation threatened against it if adversely determined could have a material adverse effect on the Company’s financial position, results of operations or cash flows.

NOTE 8 - GEOGRAPHIC CONCENTRATION

The Company’s rental operation is located in Florida which is subject to local economic conditions and exposes the Company to greater economic risks than if it owned a more geographically dispersed portfolio.

NOTE 9 - SUBSEQUENT EVENTS

The Company evaluated all events and transactions that occurred after December 31, 2022 through May 17, 2023, the date these consolidated financial statements were available to be issued. During this period, the Company did not have any material subsequent events.

Item 13 – Exhibits

(a)(1) Code of Ethics is incorporated by reference to the registrant’s annual report on Form N-CSR for the period ended December  31, 2022.

(a)(2) Certifications pursuant to Section  302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(a)(2)(1) Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(a)(2)(2) Change in the registrant’s independent public accountant – Not applicable.

(b) Certifications pursuant to Section  906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:        PGIM Private Real Estate Fund, Inc.

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	June 1, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	June 1, 2023

By:	/s/ Christian J. Kelly
Christian J. Kelly
Chief Financial Officer (Principal Financial Officer)

Date:	June 1, 2023